                                                                   Exhibit 10.33

                         TRANSITIONAL SERVICES AGREEMENT

         This Transitional Services Agreement is made as of September 30, 1999 (the "Closing") by and among Brooks Automation, Inc., a Delaware Corporation ("Buyer") and Jenoptik AG, a corporation organized under the laws of the Federal Republic of Germany ("Jenoptik").

         WHEREAS, the parties have entered into a Master Purchase Agreement, dated as of September 9, 1999 (the "MPA") by and among the parties and certain direct and indirect subsidiaries of Jenoptik and Buyer, pursuant to which Buyer has agreed to purchase the Infab Business in exchange solely for shares of Buyer's Common Stock, par value $.01 per share, subject to the terms and conditions set forth in the MPA;

         WHEREAS, the MPA requires that the parties shall enter into an agreement relating to certain services to be provided by Jenoptik or a subsidiary of Jenoptik to Buyer or a subsidiary of Buyer with respect to certain activities after the Closing under the MPA.

         NOW, THEREFORE, in consideration of the MPA and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound, it is hereby agreed by and between the parties as follows:

ARTICLE I   DEFINITIONS

         For purposes of this Agreement capitalized terms not otherwise defined herein shall have the meanings given them in the MPA. All references to Buyer or Jenoptik shall include any relevant direct or indirect Subsidiaries of Buyer and Jenoptik respectively.

ARTICLE II  TERM

         The term of this Agreement shall commence on the Closing and shall continue for one year (the "Initial Interim Period"). However, with respect to any applicable lease term terminating prior to the expiration of the Initial Interim Period ("Expired Facility Lease") this Agreement shall only apply to such lease for the term of such lease. Apart from any Shared Facility (as hereinafter defined) subject to an Expired Facility Lease, Buyer shall be entitled to extend the Agreement for two additional one year periods (the "Extended Interim Period") on the same terms and conditions. The Initial Interim Period and any Extended Interim Period shall together be referred to as the Interim Period. Buyer shall give notice of its election to extend the Agreement within ninety (90) days prior to the end of the Initial Interim Period or any Extended Interim Period. The Agreement may be terminated pursuant to the terms of Article V.

ARTICLE III THE SHARED FACILITIES

         3.1 OPERATING COSTS. Jenoptik agrees to grant Buyer the use at Buyer's election of those facilities listed on Schedule A attached hereto (the "Shared Facilities") throughout the Interim Period. Buyer agrees to share in all of the costs of operating the Shared Facilities


--------------------------------------------------------------------------------
TRANSITION SERVICES AGREEMENT
EXECUTION COPY                         1

(excluding costs of personnel), including, but not limited to, rent, personal or real property taxes, common area maintenance charges, utilities (excluding any utility used exclusively by either Buyer or Jenoptik), building security and building or janitorial services (together, the "Operating Costs").

         3.2 TRANSITIONAL SERVICES.

         (a) In connection with the Buyer's occupation of the Shared Facilities, during the Interim Period, Jenoptik agrees to provide Buyer, at Buyer's election, use of those services described on Schedule B attached hereto and those services listed on Schedule 5.13(a) paragraph (ii) under the caption Infab (Germany) to the MPA (together, the "Transitional Services").

         (b) The Transitional Services are based on Jenoptik's and Buyer's understanding of the support, and other services reasonably required to be provided by Jenoptik to Buyer in connection with the Shared Facility in Jena (the "Jena Facility") as of the date of this Agreement and are intended to be illustrative. If, following the Closing, Jenoptik and Buyer reasonably determine that additional services should be provided by Jenoptik to Buyer for purposes of operating the Infab Business, the parties agree to appropriately modify this Agreement with respect to such additional Transitional Services; provided, however, that any such additional services shall be provided on a basis substantially consistent with the recent historical practices of Jenoptik. All individuals providing services on behalf of Jenoptik pursuant to this Agreement shall remain employees of Jenoptik and shall not be deemed for any purpose to be employed by Buyer. Buyer shall have no liability to such individuals with respect to any matter arising out of or relating to their employment by Jenoptik, including, without limitation, claims for wages, salaries, benefits or severance.

         (c) Upon termination of this Agreement, Jenoptik will cooperate in transferring to Buyer, and, at Buyer's request and cost, erasing from Jenoptik's centralized computer system all proprietary information and data of Buyer stored on Jenoptik's centralized computer system.

         3.3 STORAGE AND DELIVERY OF PURCHASED ASSETS.

             Buyer and Jenoptik agree that during the Interim Period, the machinery, equipment and other personal property included among the Purchased Assets and located at the Shared Facilities, may remain at such premises. During the Interim Period, Buyer shall have the right to, at its expense, crate, remove and transport the Purchased Assets or any property or goods developed, manufactured or created with the aid of any of the Purchased Assets from the Shared Facilities without damage to Jenoptik's property, provided that Jenoptik shall reasonably cooperate with Buyer in effecting such process.


--------------------------------------------------------------------------------
TRANSITION SERVICES AGREEMENT
EXECUTION COPY                         2

ARTICLE IV     ALLOCATION OF COSTS.

         4.1   PAYMENT OF SHARED FACILITIES COSTS.

         (a) Unless otherwise provided in Schedule A, Buyer's proportionate share of the Operating Costs allocable to any particular Shared Facility shall be based upon Buyer's proportionate square meter use of such Shared Facility. The costs for the Transitional Services incurred in connection with any Shared Facility shall be divided between Jenoptik and Buyer in the manner set forth on Schedule B. The Operating Costs and the costs for the Transitional Services shall together be referred to as the "Shared Facilities Costs". Jenoptik shall not increase the Shared Facilities Costs during the term of the Interim Period. However, insofar as any costs included in the Shared Facilities Costs are increased by a third party not affiliated with Jenoptik, Buyer shall be responsible for its proportionate share of any such increase.

         (b) Buyer shall pay to Jenoptik its share of any rental portion of the Operating Costs as reflected on Schedule A on a monthly basis commencing one month from the date of this Agreement. Buyer shall pay its share of all other costs included within the Shared Facilities Costs within twenty (20) days of the date Jenoptik has given Buyer notice that it has made a payment together with a copy of the relevant invoice billed to Jenoptik by the utility, landlord or service provider. If however, any cost for Transitional Services is payable directly to Jenoptik, Buyer shall pay such cost within twenty (20) days after Jenoptik has given Buyer notice that such payment is owed. On an annual basis, for purposes of verifying the accuracy of charges for Transitional Services supplied hereunder and to verify the proper performance of Transitional Services by Jenoptik and its agents hereunder, Buyer shall be entitled, with respect to any charges paid hereunder during such previous year, on reasonable notice and during normal business hours to inspect the records of Jenoptik and its agents providing services hereunder as may be reasonably necessary for such purpose.

         (c) Apart from the Shared Facilities Costs, Buyer has no obligation or liability with respect to any costs associated with any other facility or premises maintained or used by Jenoptik.

         4.2 CONDUCT OF BUSINESS. Jenoptik shall maintain insurance in reasonable amounts insuring its operations, all in a manner that will comply with any lease of a Shared Facilities and all material applicable laws and regulations. Absent a written agreement signed by authorized representatives of Jenoptik and Buyer prior to the incurrence of a cost outside the control of Jenoptik, neither Jenoptik nor Buyer shall be required to share in any facility costs incurred by the other outside of the ordinary course of business or consistent with past practice, including, without limitation, build-out or relocation costs, or HVAC or utility costs directly attributable to the work of either Jenoptik or Buyer.

         4.3 MAINTENANCE; REPAIRS; AND YIELD-UP. Jenoptik shall be responsible for making any structural or other repairs that require replacement of any component or system.

--------------------------------------------------------------------------------
TRANSITION SERVICES AGREEMENT
EXECUTION COPY                         3

         4.4 ENVIRONMENTAL. Jenoptik shall be responsible for the entire cost of any remediation (including, without limitation, all costs and expenses, including reasonable attorney fees) of any environmental problem affecting any Shared Facility no matter when caused or discovered unless such environmental problem is proved to be solely the result of Buyer's acts occurring from and after the date of this Agreement.

         4.5 INDEMNITY. Buyer shall indemnify Jenoptik against, and hold Jenoptik free and harmless from all claims, losses, costs or damages (including attorneys fees and costs) hereafter asserted against Jenoptik by any third party with respect to the Shared Facilities (including, without limitation, any employee, visitor, agent, invitee, vendor, customer and consultant of Buyer) under any theory of law or equity whatsoever which are in any way based upon acts, omissions or occurrences arising out of or in the course of this Agreement; provided, however, the foregoing indemnity shall not apply to any claims which arise principally due to the negligence or willful misconduct of Jenoptik. Any sums payable by Buyer under this Section 4.5 shall be net of the amount of any insurance proceeds, indemnity or contribution actually received by Jenoptik and Jenoptik shall use commercially reasonable efforts to recover such amounts. The indemnification provisions in this Section 4.5 shall, notwithstanding any provision to the contrary contained elsewhere in this Agreement, survive for a period of three (3) years following any termination of this Agreement. The term "Jenoptik" as used in this Section 4.5 shall refer to Jenoptik AG, and its subsidiaries and affiliates, and their successors, assigns, officers, directors, employees and shareholders.

ARTICLE V    TERMINATION

         5.1 Buyer may, at any time, terminate this Agreement immediately upon thirty days written notice to Jenoptik.

         5.2 If Buyer shall fail adequately to perform in any material respect any of its obligations under this Agreement, whether voluntarily or involuntarily or as a result of any law or regulation or otherwise, Jenoptik may, without prejudice to any other right which it may have, terminate this Agreement provided that such breach shall not have been cured within thirty (30) days of delivery to Buyer of written notice of such breach.

ARTICLE VI   NOTICES

         All notices, requests, demands and other communications shall be given in accordance with the provisions contained in the MPA.

ARTICLE VII  GENERAL

         7.1 Neither Jenoptik nor Buyer shall act as an agent or representative of the other without prior authorization. Jenoptik shall be free to exercise its discretion and independent judgment as to the method and means of performance of the Transitional Services contained in this Agreement.

--------------------------------------------------------------------------------
TRANSITION SERVICES AGREEMENT
EXECUTION COPY                         4

         7.2 This Agreement shall inure to the benefit of, and shall be binding upon, the successors and permitted assigns of the parties hereto. In addition, Jenoptik shall not sell, lease or assign any of the Shared Facilities (with the exception of those situated in Germany) without the prior written consent of Buyer, such consent not to be unreasonably withheld.

         7.3 This Agreement constitutes the entire agreement of the parties with respect to the occupancy of the Shared Facilities and the provision of the Transitional Services. This Agreement may be amended or modified and any of the terms or conditions hereof may be waived only by a written instrument executed by the parties, or in the case of a waiver, by the party or parties waiving compliance. Any waiver by a party of any condition, or of the breach of any provision or term in any one or more instance, shall not be deemed to be nor construed as a further or continuing waiver of any such condition, or of the breach of any provision or term of this Agreement.

         7.4 Nothing in this Agreement is intended to confer any rights or remedies under or by reason of this Agreement on any persons other than Jenoptik or Buyer and their respective successors and permitted assigns. Nothing in this Agreement is intended to relieve or discharge the obligations or liability of any third person to Jenoptik or Buyer. No provision of this Agreement shall give any third persons any right of subrogation or action over or against Jenoptik or Buyer.

         7.5 This Agreement shall be governed by the laws of The Commonwealth of Massachusetts (without regard to the laws that might be applicable under principles of conflicts of law, and without regard to the jurisdiction in which any action or special proceedings may be instituted) as to all matters, including, but not limited to, matters of jurisdiction, validity, construction, effect and performance.

         7.6 The section headings in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

         7.7 This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which shall constitute the same instrument.


            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

--------------------------------------------------------------------------------
TRANSITION SERVICES AGREEMENT
EXECUTION COPY                         5

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in multiple counterparts as of the date set forth above by their duly authorized representatives.



                                        BROOKS AUTOMATION, INC.


                                        By:
                                            ---------------------------------
                                            Name:
                                            Title:

                                        JENOPTIK AG


                                        By:
                                            ---------------------------------
                                            Name:
                                            Title:





--------------------------------------------------------------------------------
TRANSITION SERVICES AGREEMENT
EXECUTION COPY                         6

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in multiple counterparts as of the date set forth above by their duly authorized representatives.



                                        BROOKS AUTOMATION, INC.


                                        By:
                                            ---------------------------------
                                            Name:
                                            Title:

                                        JENOPTIK AG


                                        By:
                                            ---------------------------------
                                            Name:
                                            Title:





--------------------------------------------------------------------------------
TRANSITION SERVICES AGREEMENT
EXECUTION COPY                         7

TRANSITIONAL SERVICE AGREEMENT SCHEDULE A - SHARED FACILITIES


-----------------------------------------------------------------------------------------------------------------------------------
No  Location                   Jenoptik Entity           Facility provision                                cost
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
1  Jena Goeschwitzerstrasse    M+W Zander GM         Provide office, storage and          rent costs fixed for 12 months;
                               GmbH                  manufacturing space (based on        increase of rent in next 12 month
                                                     M+W Zander FM GmbH overview          period up to max 3%; additional costs
                                                     Sept 24, 1999). Sufficient parking   calculated at this time as the
                                                     lots for employees (approx. 130      maximum cost (re-pay at the end of
                                                     max), visitors and management        year based on real costs).
                                                     (2) and 2 company vehicles for
                                                     Mfg/Stores/Service provided cost
                                                     free
-----------------------------------------------------------------------------------------------------------------------------------

2  Colorado Springs, Colorado  Jenoptik Infab, Inc.  Per lease agreement dated            Per lease agreement dated February
                                                     February 24, 1999 and referenced     24, 1999 and referenced in the MPA
                                                     in the MPA until lease               until lease assignment properly
                                                     assignment properly executed         executed and delivered
                                                     and delivered

-----------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                                                                                      total
                                                                                                    operating
                                   space in         rent per        add cost       total per        costs per
No        building                    m2               m2            per m2           m2              month
------------------------------------------------------------------------------------------------------------------
        Bau 9 (office and lab)       410            8.00 DM         6.00 DM       14.00 DM         5,740.00 DM
        ------------------------------------------------------------------------------------------------------
        Bau 9 (stores)               345            5.00 DM         6.00 DM       11.00 DM         3,795.00 DM
        ------------------------------------------------------------------------------------------------------
1       Bau 13 (office)               81           10.00 DM        16.00 DM       26.00 DM         2,106.00 DM
        ------------------------------------------------------------------------------------------------------
        Bau 13 (stores)               34            9.00 DM        10.00 DM       19.00 DM           646.00 DM
        ------------------------------------------------------------------------------------------------------
        Bau 13 (aircon)              664            9.00 DM        30.00 DM       39.00 DM        25,896.00 DM
        ------------------------------------------------------------------------------------------------------
        Bau 13 (cleanroom)           155           11.00 DM        30.00 DM       41.00 DM         6,355.00 DM
        ------------------------------------------------------------------------------------------------------
        Bau 14 (office)             2187           11.00 DM         5.60 DM       16.60 DM        36,304.00 DM
        ------------------------------------------------------------------------------------------------------
        TOTAL                       3876                                                          80,842.20 DM
------------------------------------------------------------------------------------------------------------------

TRANSITIONAL SERVICE AGREEMENT SCHEDULE B - ERP (SAP R3) SYSTEM


-----------------------------------------------------------------------------------------------------------------------------------
                    Jenoptik
No     Location      Entity                        provision                                  operating cost
-----------------------------------------------------------------------------------------------------------------------------------
1     Jena        Jenoptik AG        Jenoptik AG (Systemhaus) will provide the      cost per user (currently approx. 35
                  (Systemhaus)       current used SAP R3 system to Brooks           users over the year) up to the
                                     with Oct 1, 1999. System will run in a JO      maximum current monthly amount of
                                     AG data processing centre or at the data       DM 30.000, - for total SAP R3 usage
                                     processing centre of the current JO AG
                                     MIS service partner Siemens AG, SBI,
                                     Nuernberg


-------------------------------------------------------------------------------------------------------------------------
No                          initial cost                                                explanation
-------------------------------------------------------------------------------------------------------------------------
            all data transfer and all necessary structure/body           under this provision we understand the SAP
            data to run SAP R3 as an separate legal entity to            R3 modules to run the following functions:
1           be performed and established by JO AG without                Finance, Controlling, Costing,
            cost for Brooks. Cost for special Brooks                     Planning/Scheduling, Purchasing, Quality
            requirements are to be covered by Brooks.                    Assurance, Manufacturing, Stores


TRANSITIONAL SERVICE AGREEMENT SCHEDULE B - CONT'D - MEISSNER + WURST ZANDER FRAME RELATED NETWORK PROVIDED TO BROOKS AUTOMATION

---------------------------------------------------------------------------------------------------------------------------------
                                         JENOPTIK
NO        LOCATION                        ENTITY                                   PROVISION
---------------------------------------------------------------------------------------------------------------------------------
     Jena, Colorado, Austin,            M+W Zander          Until Dec 31, 1999 M+W Zander Stuttgart provides Brooks (the
1    Fremont, Japan,                    Stuttgart           former INFAB part and employees as per Oct 1, 1999) access to
     Taiwan.                                                the M+W Zander Frame related network to access Internet and to send/receive emails
---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
          OPERATING COST                      INITIAL/TERMINATION COST                         EXPLANATION
---------------------------------------------------------------------------------------------------------------------------------
    cost per user (currently DM 77. - per   no initial cost; no termination cost    BROOKS will operate their own Internet
    month based on 1998 invoice)            per end of Dec 99                       access and world-wide network latest with
                                                                                    Jan 1, 2000. Termination agreed with M+W
                                                                                    Zander and already in process
---------------------------------------------------------------------------------------------------------------------------------

Transitional Service Agreement Schedule B - Cont'd - Communication Services

------------------------------------------------------------------------------------------------------------------------------------
 No  Location Jenoptik Entity           provision             operating cost    initial/termination cost         explanation
---- -------- --------------- ----------------------------- ------------------ -------------------------- --------------------------

                                                                               to provide Brooks GmbH the
                                                                               possibility of operating
 1   Jena     Jenoptik AG     Jenoptik AG provides an                          an own switchboard Brooks
              (alsad)         internal telephone network,   external communic- need a switchboard tele-
                              the end-user terminals and    ation cost per     phone terminal maximum     Brooks GmbH will operate
                              the telephone mainframe,      user and monthly   1,000 DM and the set-up    an own switchboard
                              the JO AG switchboard         telecom bill       in the mainframe means no
                              service and the voicemail                        new terminal but own
                              service per telephone                            number maximum cost 1,000
                              number                                           DM system. No costs for
                                                                               Brooks GmbH to provide
                                                                               this by JO AG
---- -------- --------------- ----------------------------- ------------------ -------------------------- --------------------------

                              Jenoptik AG receives all
 2   Jena     Jenoptik AG     invoices for German mobile                                                  stay with this because of
              (alsad)         phones (GSM phones) and       as per invoice     none                       better conditions for JO
                              submit the invoice on a                                                     AG and Brooks GmbH (volume
                              monthly basis to Brooks                                                     based)
                              Automation GmbH
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
 No  Location Jenoptik Entity           provision             operating cost    initial/termination cost         explanation
---- -------- --------------- ----------------------------- ------------------ -------------------------- --------------------------

 1   Jena     Jenoptik AG     Hourly services for patent                                                  JO AG, Herr Bertram will
                              work for INFAB in all         180 DM plus filing  none                      be the contact person
                              countries and regions of      fees and expenses                             further on taking care of
                              interest (additional                                                        all Filing related issues
                              representation outside INFAB                                                for Brooks Jena products
                              appropriate to our accounting
                              per hour.
---- -------- --------------- ----------------------------- ------------------ -------------------------- --------------------------

 2   Jena     Jenoptik AG     Provide copy service for      format A0=DM 12.-                             as currently provided by
                              drawings and documentation    and format          none                      Jenoptik AT
                                                            A4=DM 0.40
---- -------- --------------- ----------------------------- ------------------ -------------------------- --------------------------

                                                                                                          From Jan 1, 2000 on
                                                                                                          content and price will be
                                                                                                          adjusted as Brooks
 3   Jena     BGJ             Provide personnel and         per employee and                              Automation GmbH will have
                              payroll services              month DM 97.-       none                      an own person taking care
                                                                                                          for some of the personnel
                                                                                                          issues. Payroll will stay
                                                                                                          with BGJ in anyway.
---- -------- --------------- ----------------------------- ------------------ -------------------------- --------------------------

                                                                                                          cleaning schedule as
 4   Jena     Jenoptik AG     Cleaning of offices, stores   none as included    none                      currently operated. Any
                              and mfg areas                 in rental costs                               changes up/down will
                                                                                                          reflect in rent
                                                                                                          adjustments
---- -------- --------------- ----------------------------- ------------------ -------------------------- --------------------------

                              Mail service to distribute
                              "yellow mail" and courier     as per external
 5   Jena     Jenoptik AG     mail (FedEx) from central     cost; additional    none
                              point to one defined Jena     DM 1500.- per
                              office of Brooks Automation   month for JO AG
                              GmbH and vice versa           efforts
---- -------- --------------- ----------------------------- ------------------ -------------------------- --------------------------

                              Maintaining and filing of all
 6   Jena     Jenoptik AG     CAD drawings at a central     DM 1500.- per       none                      JO AT
                              point                         month
---- -------- --------------- ----------------------------- ------------------ -------------------------- --------------------------

                              central maintenance
 7   Jena     Jenoptik AG     of article number system      DM 1125.- per       none                      JO AT
                              (MARA)                        month
---- -------- --------------- ----------------------------- ------------------ -------------------------- --------------------------

                                                            same cost for                                 JO AG provides via an
 8   Jena     Jenoptik AG     Use of the canteen for        Brooks employees    none                      external company canteen
                              Brooks employees              as for JO                                     services (Dussmann). Per
                                                            employees                                     menu Brooks have to pay
                                                                                                          DM 2.- as backing
---- -------- --------------- ----------------------------- ------------------ -------------------------- --------------------------

 9   Jena     Jenoptik AG     Environmental and work        DM 10.913.- per 6   none                      provided by JO AG QS dept
                              security control services     months
---- -------- --------------- ----------------------------- ------------------ -------------------------- --------------------------

10   Jena     Jenoptik AG     onsite doctors service        DM 1480.- per       none
                                                            quarter
---- -------- --------------- ----------------------------- ------------------ -------------------------- --------------------------

                                                            DM 150.- per hour
11   Jena     Jenoptik AG     provision of legal and        for financial and   none
                              financial services on         DM 180.- per hour
                              request                       for legal services
---- -------- --------------- ----------------------------- ------------------ -------------------------- --------------------------

                                                            DM 85.- per hour
                                                            (normally 2 hours                             goods receiving services
12   Jena     Jenoptik AG     internal transportation and   per day) for        none                      due to volume might be
                              goods receiving services      internal transpor-                            changed to do it by Brooks
                                                            tation and goods                              itself
                                                            receiving
------------------------------------------------------------------------------------------------------------------------------------